UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005

Decorize, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31260	43-1931810
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

1938 East Phelps, Springfield, Missouri 65802
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:	(417) 879-3326

Not Applicable

Former name of address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Please see Item 3.02 of this Form 8-K, Unregistered Sales of Equity Securities, which is hereby incorporated by reference into Item 1.01 of this Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

On June 15, 2005, the registrant, Decorize, Inc., a Delaware corporation (“Decorize” or the “Company”), completed the private placement of 1,875,000 shares (the “Shares”) of its common stock, $.001 par value per share (the “Common Stock”). Decorize sold the Shares pursuant to the terms of a Securities Purchase Agreement (the “Purchase Agreement”) entered into between Decorize, SRC Holdings Corporation, a Missouri corporation (“SRC”), and Quest Capital Alliance L.L.C., a Missouri limited liability company (“Quest”), on that same date. The Purchase Agreement provides for Decorize to issue 1,250,000 of the Shares to SRC and 625,000 of the Shares to Quest. Decorize also agreed to amend certain outstanding warrants held by SRC and Quest (the “Amended Warrants”), which are exercisable for an aggregate 3,000,000 shares of Common Stock and 1,807,143 shares of Common Stock, respectively, in order to reduce the exercise price of the Amended Warrants to $0.20 per share and extend the period during which some the Amended Warrants are exercisable.

The private placement proceeds will be used by the Company for general corporate purposes including general working capital initiatives. The total purchase price for the Shares and the Amended Warrants was $750,000.

At the closing of the sale of the Shares, SRC received certificates representing Amended Warrants that are exercisable, in whole or in part, for 1,500,000 shares of Common Stock, which terminate on May 31, 2007, and a second set of Amended Warrants that are exercisable, in whole or in part, for another 1,500,000 shares of Common Stock, which terminate on April 11, 2010. Quest also received certificates representing Amended Warrants that are exercisable, in whole or in part, for 1,807,143 shares of Common Stock, which terminate on May 31, 2007, and a second set of Amended Warrants that are exercisable, in whole or in part, for another 750,000 shares of Common Stock, which terminate on April 11, 2010. The initial exercise price of the Amended Warrants is $0.20 per share. The exercise price for the Amended Warrants is subject to adjustment if Decorize subdivides its outstanding shares of Common Stock into a greater number of shares, in which case the exercise price in effect immediately prior to such subdivision shall be proportionately reduced, or if Decorize combines its shares of Common Stock into a smaller number of shares, in which case the exercise price in effect immediately prior to such combination shall be proportionately increased.

A further condition to closing under the Purchase Agreement was for Decorize to obtain a release of a $750,000 commercial guaranty (the “Guaranty”), executed by SRC in connection with the new line of credit that Decorize obtained from Bank of America, N.A. (“BoA”), on or about January 12, 2005 (the “Credit Line”). Quest separately agreed to reimburse SRC for a portion of any payment made under the Guaranty concurrent with SRC executing the Guaranty. In consideration of the commitments of SRC and Quest with respect to the Guaranty, the Company entered into a letter agreement dated January 14, 2005 (the “Letter Agreement”), which provided, in part, that if BoA were to execute on the Guaranty and require SRC to pay the full $750,000 due under the Guaranty, then SRC and Quest would be entitled to receive an aggregate 1,875,000 shares of Common Stock, and the warrants and certain convertible securities held by them would be modified to reduce the applicable conversion or exercise price to $0.20 per share. The Company, SRC and Quest entered into the Purchase Agreement with the understanding that if the Company could obtain a release of the Guaranty, then SRC and Quest would purchase the Shares in consideration of the payment of $750,000, which Decorize intends to use as collateral under the Credit Line in replacement of the Guaranty.

In connection with the issuance of the Common Stock and the Amended Warrants, Decorize, SRC and Quest entered into a Registration Rights Agreement dated May 31, 2005 (the “Registration Rights Agreement”), whereby Decorize agreed to file with the Securities and Exchange Commission within 90 days after the date of the Registration Rights Agreement, a registration statement registering the resale of the Common Stock issued, or to be issued upon exercise of the Amended Warrants, under the Securities Act of 1933, as amended (the “Securities Act”). Decorize is obligated to keep the registration statement effective until the date on which all registrable securities thereunder have been sold. However, Decorize’s obligation to register any registrable securities terminates at the time that such registrable securities may be sold immediately to the pubic, without volume limitations, pursuant to Rule 144(k) under the Securities Act. Decorize is also obligated to include the Shares in a Company-initiated registration statement (other than a registration statement in connection with a merger or acquisition or employee benefit plan). SRC and Quest agreed, if Decorize or managing underwriters so request, not to sell any shares during the seven days prior to and during the 180 day period commencing on, the effective date of any Company-initiated underwritten registration.

Item 3.03. Material Modification to Rights of Security Holders

As a condition to closing the sale of the Shares, Decorize agreed to file an amendment to its Certificate of Designation for its Series A Convertible Preferred Stock, $.001 par value per share (the “Series A Preferred”), in order to reduce the applicable conversion price of all outstanding shares of its Series A Preferred to a conversion price of $0.20 per share. The amendment also eliminated conversion price adjustment provisions that related to the guaranty, which was released at the closing. SRC owns 500,000 shares of the Series A Preferred, which are now convertible into an aggregate 2,500,000 shares of Common Stock.

Item 9. Financial Statements and Exhibits.

(c) Exhibits.

4.1	Securities Purchase Agreement dated as of June 15, 2005, by and among Decorize, Inc., SRC Holdings Corporation and Quest Capital Alliance, L.L.C.

4.2	Warrant Certificate dated as of June 15, 2005, for the purchase of 1,500,000 shares of Common Stock, issued by Decorize, Inc. in the name of SRC Holdings Corporation.

4.3	Warrant Certificate dated as of June 15, 2005, for the purchase of 1,500,000 shares of Common Stock, issued by Decorize, Inc. in the name of SRC Holdings Corporation

4.4	Warrant Certificate dated as of June 15, 2005, for the purchase of 1,057,143 shares of Common Stock, issued by Decorize, Inc. in the name Quest Capital Alliance, L.L.C.

4.5	Warrant Certificate dated as of June 15, 2005, for the purchase of 750,000 shares of Common Stock, issued by Decorize, Inc. in the name Quest Capital Alliance, L.L.C.

4.6	Registration Rights Agreement dated as of May 31, 2005, between Decorize, Inc., SRC Holdings Corporation and Quest Capital Alliance, L.L.C.

4.7	Second Amended and Restated Certificate of Designation of the Series A Convertible Preferred Stock of Decorize, Inc.

10.1	Amendment No. 2 to Loan Agreeement, dated as of June 16, 2005, between Decorize, Inc. and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECORIZE, INC.

Date: June 21, 2005	By:	/s/ Brent Olson
Name: Brent Olson
Title: Vice President of Finance

Exhibit Index

4.1	Securities Purchase Agreement dated as of June 15, 2005, by and among Decorize, Inc., SRC Holdings Corporation and Quest Capital Alliance, L.L.C.

4.2	Warrant Certificate dated as of June 15, 2005, for the purchase of 1,500,000 shares of Common Stock, issued by Decorize, Inc. in the name of SRC Holdings Corporation.

4.3	Warrant Certificate dated as of June 15, 2005, for the purchase of 1,500,000 shares of Common Stock, issued by Decorize, Inc. in the name of SRC Holdings Corporation

4.4	Warrant Certificate dated as of June 15, 2005, for the purchase of 1,057,143 shares of Common Stock, issued by Decorize, Inc. in the name Quest Capital Alliance, L.L.C.

4.5	Warrant Certificate dated as of June 15, 2005, for the purchase of 750,000 shares of Common Stock, issued by Decorize, Inc. in the name Quest Capital Alliance, L.L.C.

4.6	Registration Rights Agreement dated as of May 31, 2005, between Decorize, Inc., SRC Holdings Corporation and Quest Capital Alliance, L.L.C.

4.7	Second Amended and Restated Certificate of Designation of the Series A Convertible Preferred Stock of Decorize, Inc.

10.1	Amendment No. 2 to Loan Agreement, dated as of June 16, 2005, between Decorize, Inc. and Bank of America, N.A.